Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Rogers Corporation, a Massachusetts corporation (the “Corporation”), does hereby certify that:
The Annual Report on Form 10-K for the year ended December 31, 2023 (the “Form 10-K”) of the Corporation fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ R. Colin Gouveia
R. Colin Gouveia
President and Chief Executive Officer Principal Executive Officer
February 26, 2024

/s/ Ramakumar Mayampurath
Ramakumar Mayampurath
Senior Vice President, Chief Financial Officer and Treasurer Principal Financial Officer
February 26, 2024